UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

R.R. Donnelley & Sons Company (the “Company” or “RRD”) appointed Michael J. Sharp, age 55, as the Company’s Senior Vice President, Controller and Chief Accounting Officer effective November 2, 2017.

Prior to joining RRD, Mr. Sharp served as the Vice President and Chief Financial Officer of AAR Corporation  (NYSE: AIR), an independent provider of products and services to the global commercial, government and defense aviation industries, from September 2015 until August 2016.  Mr. Sharp joined AAR Corporation in 1996 as the company’s Corporate Controller, a position which he held until October 1999. After that, Mr. Sharp held positions of increasing responsibility within finance at AAR Corporation, including serving as the company’s Vice President, Controller & Chief Accounting Officer from October 1999 until September 2015, the interim Vice President and Chief Financial Officer from October 2012 until July 2013 and an advisor to the Chief Financial Officer of AAR Corporation from August 2016 to December 2016. Mr. Sharp holds a B.S. in Accounting from Eastern Illinois University and is a Certified Public Accountant in Illinois.

Pursuant to the terms of Mr. Sharp’s at-will offer letter with the Company (the “Offer Letter”), Mr. Sharp will receive an annual base salary of $325,000.  Mr. Sharp will be eligible to participate in the Company’s Annual Incentive Plan beginning in 2018 with a target bonus equal to 50% of his annual base salary.  Mr. Sharp will be eligible to participate in the Company’s Long-Term Incentive Plan beginning with the 2018 plan year.  In addition, in the event that Mr. Sharp’s employment with RRD is terminated by the Company without cause, Mr. Sharp will receive severance equal to one times his annual base salary.  This summary of the material terms of Mr. Sharp’s Offer Letter are qualified in their entirety by reference to the Offer Letter which is attached hereto as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Offer Letter dated October 25, 2017 between R.R. Donnelley & Sons Company and Michael J. Sharp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: October 30, 2017	By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer